Exhibit 1(bb)

LEGG MASON PARTNERS EQUITY TRUST

Amended and Restated Designation of Classes

(Effective as of November 4, 2010)

WHEREAS, the Trustees of the Trust, acting pursuant to Section 4.9 of the Declaration, desire to divide the Series of the Trust into one of more Classes of Shares.

NOW THEREFORE, the Trustees of the Trust do hereby establish and designate the Classes as listed below with respect to the identified Series of the Trust, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Class
Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund)	A, B, C, I, 1, FI, R, IS, R1

Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund)	A, B, C, I, 1, FI, R, IS, R1

Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund)	A, B, C, I, 1, FI, R, IS, R1

Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund)	A, B, C, O, I, FI, R, IS, R1

Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund)	A, B, C, I, 1, FI, R, IS, R1

Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund)	A, B, C, O, I, FI, R, IS, R1

Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%)	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%)	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%)	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%)	A, B, C, I, FI, R, IS, R1

Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%)	A, B, C, I, FI, R, IS, R1

Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund)	A, B, C, I, 1, FI, R, IS, R1

Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund)	A, D, IS, R1

Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund)	A, B, C, O, FI, R, I, 1, IS, R1

Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund)	A, B, C, I, FI, R, IS, R1

Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050)	A, C, I, FI, R, IS, R1

Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund)	A, C, I, FI, R, IS, R1

Legg Mason Permal Tactical Allocation Fund	A, C, I, FI, R, IS, R1

Legg Mason ClearBridge Mid Cap Growth Fund	A, C, I, FI, R, IS, R1

Legg Mason Global Currents International Small Cap Opportunity Fund	A, C, I, FI, R, IS, R1